Exhibit 99.1

FOR IMMEDIATE RELEASE
May 30, 2007

Novell Reports Financial Results for Second Fiscal Quarter 2007

•   Revenue grows year-over-year, driven by continued strength in Linux Platform Products
•   Improved profitability on a non-GAAP basis

WALTHAM, Mass. – May 30, 2007 – Novell, Inc. (NASDAQ:NOVL) today announced financial results for its second fiscal quarter ended April 30, 2007. For the quarter, Novell reported net revenue of $239 million, compared to net revenue of $233 million for the second fiscal quarter 2006. The loss available to common stockholders from continuing operations in the second fiscal quarter 2007 was $110,000, or $0.00 loss per common share. This compares to income available to common stockholders from continuing operations of $2 million, or $0.00 per diluted common share, for the second fiscal quarter 2006. Foreign currency exchange rates favorably impacted total revenue by approximately $4 million and negatively impacted net income by $2 million year-over-year.

On a non-GAAP basis, which excludes stock-based compensation and certain other items, adjusted income available to common stockholders from continuing operations for the second fiscal quarter 2007 was $16 million, or $0.05 per diluted common share, which includes a $0.02 favorable tax adjustment. This compares to non-GAAP adjusted income available to common stockholders from continuing operations of $7 million, or $0.02 per diluted common share, for the second fiscal quarter 2006.

During the second fiscal quarter 2007, Novell reported $19 million of revenue from Linux* Platform Products, up 83% year-over-year, and $29 million of invoicing, up 114% year-over-year. Revenue from Identity and Access Management was $23 million, up 5% year-over-year. Revenue from Systems and Resource Management was $32 million, down 4% year-over-year. Revenue from our Workgroup business unit declined 4% from the year ago period to $84 million.

“We were pleased with the overall results this quarter. We saw continued strength in our Linux business, improvement in our Identity business and better-than-expected results in Workgroup. Additionally, we benefited from the impact of cost control measures, ” said Ron Hovsepian, President and CEO of Novell. “While there remains a lot of work ahead of us, our business is moving in the right direction and we believe we are on track to achieve our fiscal 2007 exit rate operating margin target. ”

Cash, cash equivalents and short-term investments were $1.8 billion at April 30, 2007, consistent with last quarter. Days sales outstanding in accounts receivable was 64 days at the end of the second fiscal quarter 2007, down from 66 days in the year ago quarter. Total deferred revenue was $700 million at the end of the second fiscal quarter 2007, up $354 million, or 102%, from the prior year. Cash flow from operations was a negative $29 million for the second fiscal quarter 2007, compared to a negative $24 million in the second fiscal quarter 2006.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

Update on Stock-Based Compensation Review

Novell recently concluded its self-initiated, voluntary review of its historical stock-based compensation practices, the results of which it announced in a press release on May 23, 2007. The associated SEC filing on Form 8-K, along with the press release, may be viewed at http://sec.gov/Archives/edgar/data/758004/000075800407000082/novl-8k_052307.htm.

On May 25, 2007, Novell filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended July 31, 2006 and January 31, 2007 and its Annual Report on Form 10-K for the fiscal year ended October 31, 2006 with the SEC. Copies of these filings may be accessed through Novell's Investor Relations website at http://www.novell.com/ir.

Financial Outlook

Novell management issues the following financial guidance:

For the full fiscal year 2007:

  Net revenue is expected to be between $925 million and $955 million, adjusted to account for the divestment of the Salmon business consulting group during the second fiscal quarter 2007.
  On a non-GAAP basis, adjusted income from operations is expected to be between break-even and $10 million, excluding stock-based compensation and restructuring expenses.
  Novell is targeting fourth fiscal quarter 2007 exit rate operating margins, as described below, of between 5% and 7%.

For the full fiscal year 2008:
  Novell is targeting fourth fiscal quarter 2008 exit rate operating margins of between 12% and 15%.
Exit rate operating margins are defined as an annualized run rate expense level at the end of the period that, when compared to the full fiscal year's revenue, would result in a pro forma operating margin for the year.

Non-GAAP Financial Measures

To supplement Novell's consolidated unaudited condensed financial statements presented in accordance with GAAP and to better reflect comparative quarter-over-quarter and year-over-year operating performance, Novell uses non-GAAP financial measures of adjusted diluted income available to common stockholders from continuing operations and adjusted diluted income per common share from continuing operations, which reflect the exclusion of certain expenses and gains, and adjusted diluted weighted average shares outstanding. Novell's financial outlook uses a non-GAAP income from operations measure. These non-GAAP financial measures do not replace the presentation of Novell's GAAP financial results but are provided to improve overall understanding of current financial performance and prospects for the future.

Novell considers non-GAAP adjusted diluted income available to common stockholders from continuing operations to be after-tax income generated from continuing operations excluding certain non-recurring or non-core items such as, but not limited to, stock-based compensation, restructuring expenses, asset impairments, litigation judgments and settlements, the write-off of acquired in-process research and development, and gains (losses) on the sale of business operations, long-term investments and property, plant and equipment.

Novell does not provide financial guidance for GAAP financial measures because items identified as excluded from non-GAAP financial measures are difficult to forecast.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults/.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET May 30, 2007, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Web site approximately two hours after its conclusion, and will be available for telephone playback through midnight ET, June 8, 2007. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 7709752.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, benefits and synergies of the company's brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux Platform Products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to realize the benefits anticipated from the Microsoft transaction, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 25, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers infrastructure software for the Open Enterprise. Novell is a leader in enterprise-wide operating systems based on Linux and open source and provides the enterprise management services required to operate mixed IT environments. Novell helps customers minimize cost, complexity and risk, allowing them to focus on innovation and growth. For more information, visit http://www.novell.com.

_________________

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                                                         Page 6 of 14

                                                              Novell, Inc.
                                          Consolidated Unaudited Condensed Statements of Operations
                                                (In thousands, except per share data)

                                                         Fiscal Quarter Ended                                     Fiscal Year-to-Date
                                             ----------------------------------------------         ------------------------------------------------
                                                Apr 30, 2007              Apr 30, 2006                  Apr 30, 2007               Apr 30, 2006
                                             --------------------      --------------------         ---------------------      ---------------------
Net revenue:
  Software licenses                                     $ 41,723                  $ 40,063                      $ 80,074                   $ 82,165
  Maintenance, subscriptions and services                197,433                   193,086                       383,678                    387,525
                                             --------------------      --------------------         ---------------------      ---------------------
Total net revenue                                        239,156                   233,149                       463,752                    469,690
                                             --------------------      --------------------         ---------------------      ---------------------

Cost of revenue:
  Software licenses                                        4,260                     4,041                         8,487                      8,585
  Maintenance, subscriptions and services                 65,785                    73,281                       131,617                    145,517
                                             --------------------      --------------------         ---------------------      ---------------------
Total cost of revenue                                     70,045                    77,322                       140,104                    154,102
                                             --------------------      --------------------         ---------------------      ---------------------

Gross profit                                             169,111                   155,827                       323,648                    315,588
                                             --------------------      --------------------         ---------------------      ---------------------

Operating expenses:
  Sales and marketing                                     88,447                    89,453                       178,776                    177,168
  Product development                                     52,562                    47,119                        99,029                     90,843
  General and administrative                              28,697                    25,915                        54,559                     54,567
                                             --------------------      --------------------         ---------------------      ---------------------
Total operating expenses before other                    169,706                   162,487                       332,364                    322,578

Loss from operations before
  other operating expenses (income)                         (595)                   (6,660)                       (8,716)                    (6,990)

Other operating expenses (income) (1)                     10,451                    (1,305)                       22,937                     (2,305)
                                             --------------------      --------------------         ---------------------      ---------------------

Loss from operations                                     (11,046)                   (5,355)                      (31,653)                    (4,685)

Other income, net                                         13,755                    12,917                        31,800                     25,821
                                             --------------------      --------------------         ---------------------      ---------------------

Income from continuing operations,
  before income taxes                                      2,709                     7,562                           147                     21,136

Income tax expense                                         2,819                     5,607                        12,216                     17,210
                                             --------------------      --------------------         ---------------------      ---------------------

Income (loss) from continuing operations                    (110)                    1,955                       (12,069)                     3,926

Income (loss) from discontinued operations,
  before income taxes                                        574                     3,279                       (10,137)                     2,893
Income tax expense (benefit)
  on discontinued operations                               2,656                     1,892                           (69)                     1,612
                                             --------------------      --------------------         ---------------------      ---------------------
Income (loss) from discontinued operations                (2,082)                    1,387                       (10,068)                     1,281

Net income (loss)                                       $ (2,192)                  $ 3,342                     $ (22,137)                   $ 5,207
                                             ====================      ====================         =====================      =====================

Income (loss) available to common
stockholders - diluted:

  Continuing operations                                 $   (110)                  $ 1,900                     $ (12,069)                   $ 3,817
                                             ====================      ====================         =====================      =====================

  Net income (loss)                                     $ (2,192)                  $ 3,178                     $ (22,137)                   $ 5,021
                                             ====================      ====================         =====================      =====================

Income (loss) per share available
to common stockholders - diluted:

  Continuing operations                                  $ (0.00)                   $ 0.00                       $ (0.03)                    $ 0.01

  Net income (loss)                                      $ (0.01)                   $ 0.01                       $ (0.06)                    $ 0.01

Weighted average shares - diluted                        346,492                   385,320                       346,007                    389,657

(1) See Page 9 of 14 for a detail of other operating expenses (income).

Certain reclassifications, none of which affected net income (loss), were made to prior period amounts in order to conform to the current period's presentation.

Stock-based compensation expense recorded in  above amounts:

                                                         Fiscal Quarter Ended                                     Fiscal Year-to-Date
                                             ----------------------------------------------         ------------------------------------------------
                                                Apr 30, 2007              Apr 30, 2006                  Apr 30, 2007               Apr 30, 2006
                                             --------------------      --------------------         ---------------------      ---------------------

Cost of revenue                                          $   937                   $   923                      $  1,984                    $ 1,985
                                             --------------------      --------------------         ---------------------      ---------------------

  Sales and marketing                                      2,400                     3,043                         4,260                      6,575
  Product development                                      2,535                     1,750                         4,686                      4,387
  General and administrative                               2,259                     1,944                         3,700                      8,215
                                             --------------------      --------------------         ---------------------      ---------------------
Total operating expenses                                   7,194                     6,737                        12,646                     19,177
                                             --------------------      --------------------         ---------------------      ---------------------

Continuing operations                                      8,131                     7,660                        14,630                     21,162

Discontinued operations                                        -                        70                             -                        263
                                             --------------------      --------------------         ---------------------      ---------------------

    Total stock-based compensation expense               $ 8,131                   $ 7,730                      $ 14,630                   $ 21,425
                                             ====================      ====================         =====================      =====================

                                                                                                             Page 7 of 14

                                           Novell, Inc.
                           Consolidated Unaudited Condensed Balance Sheets
                                         (In thousands)

                                                              Apr 30, 2007                           Oct 31, 2006
                                                         ------------------------              -------------------------
Assets

Current assets:
    Cash and cash equivalents                                        $   950,992                            $   675,787
    Short-term investments                                               840,721                                790,500
    Receivables, net                                                     178,269                                233,986
    Prepaid expenses                                                      37,406                                 32,328
    Other current assets                                                  30,710                                 28,524
                                                         ------------------------              -------------------------
Total current assets                                                   2,038,098                              1,761,125

Property, plant and equipment, net                                       183,491                                184,084
Long-term investments                                                          -                                  2,263
Goodwill                                                                 415,815                                424,701
Intangible assets, net                                                    38,035                                 40,404
Deferred income taxes                                                      4,805                                  4,770
Other assets                                                              31,131                                 32,376
                                                         ------------------------              -------------------------

Total assets                                                         $ 2,711,375                            $ 2,449,723
                                                         ========================              =========================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                                 $    43,386                            $    44,419
    Accrued compensation                                                  90,643                                103,710
    Other accrued liabilities                                             97,891                                106,837
    Income taxes payable                                                  44,837                                 49,600
    Deferred revenue                                                     412,007                                380,979
                                                         ------------------------              -------------------------
Total current liabilities                                                688,764                                685,545

Deferred income taxes                                                      5,004                                  4,186
Long-term deferred revenue                                               287,494                                 45,992
Senior convertible debentures                                            600,000                                600,000
                                                         ------------------------              -------------------------

Total liabilities                                                      1,581,262                              1,335,723

Preferred stock                                                                -                                  9,350

Stockholders' equity                                                   1,130,113                              1,104,650
                                                         ------------------------              -------------------------

Total liabilities and stockholders' equity                           $ 2,711,375                            $ 2,449,723
                                                         ========================              =========================

Reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                     Page 8 of 14

                                                             Novell, Inc.
                                      Consolidated Unaudited Condensed Statements of Cash Flows
                                                           (In thousands)

                                                                                      Fiscal Quarter Ended                          Fiscal Year-to-Date
                                                                              --------------------------------------        -------------------------------------
                                                                                Apr 30, 2007         Apr 30, 2006            Apr 30, 2007         Apr 30, 2006
                                                                              -----------------    -----------------        ----------------    -----------------

Cash flows from operating activities:
  Net income (loss)                                                                   $ (2,192)             $ 3,342               $ (22,137)             $ 5,207
  Adjustments to reconcile net income (loss) to net cash (used) provided by operating activities:
    Stock-based compensation expense                                                     9,933                7,730                  16,432               21,425
    Tax effects of stock-based compensation plans                                        2,077                1,247                   4,063                5,286
    Excess tax benefits from stock-based compensation                                   (2,077)              (1,247)                 (4,063)              (5,286)
    Depreciation and amortization                                                       10,309               10,867                  21,473               22,378
    Changes in accounts receivable allowances                                           (1,224)              (1,930)                   (451)              (4,903)
    Utilization of previously reserved acquired net operating losses                     2,354                2,976                   4,825                3,520
    Purchased in-process research and development                                            -                2,110                       -                2,110
    Net gain on sale of property, plant and equipment                                        -               (2,190)                      -               (2,190)
    Net (gain) loss on impaired long-term investments                                        -                  111                  (1,738)                 498
    Gain on sale of venture capital partnership interests                                    -                    -                  (3,591)                   -
    Loss on impaired goodwill and intangibles                                                -                    -                  10,848                    -
    Gain on sale of discontinued operations, before taxes                                 (628)                   -                    (628)                   -
    Changes in current assets and liabilities, excluding the effect
      of acquisitions and dispositions                                                 (47,147)             (46,962)                293,900              (46,868)
                                                                              -----------------    -----------------        ----------------    -----------------

  Net cash (used) provided by operating activities                                     (28,595)             (23,946)                318,933                1,177
                                                                              -----------------    -----------------        ----------------    -----------------

Cash flows from financing activities:
    Issuance of common stock, net                                                          742                8,206                   8,127               18,082
    Excess tax benefits from stock-based compensation                                    2,077                1,247                   4,063                5,286
    Payment of cash dividends on Series B Preferred Stock                                    -                  (47)                     (5)                 (47)
    Repurchases of common stock, retired                                                     -             (267,479)                      -             (267,479)
                                                                              -----------------    -----------------        ----------------    -----------------

  Net cash provided (used) by financing activities                                       2,819             (258,073)                 12,185             (244,158)
                                                                              -----------------    -----------------        ----------------    -----------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                                          (7,550)              (6,951)                (12,508)             (14,554)
    Proceeds from the sale of property, plant and equipment                                  -                7,258                       -                7,258
    Proceeds from repayment of note receivable                                               -                9,092                       -                9,092
    Short-term investment activity                                                     (47,552)              41,784                 (47,420)              46,258
    Long-term investment activity                                                            -               (2,758)                  1,738               (3,014)
    Cash paid for equity investment in Open Invention Network, LLC                           -                    -                       -               (4,225)
    Proceeds from the sale of Salmon, net of cash divested                               2,749                    -                   2,749                    -
    Proceeds from sale of venture capital partnership interests                              -                    -                   4,964                    -
    Cash paid for acquisition of e-Security, net of cash acquired                            -              (71,550)                      -              (71,550)
    Cash paid for acquisition of Redmojo, net of cash acquired                               -                    -                  (9,727)                   -
    Purchase of intangible assets                                                         (875)                   -                    (875)                   -
    Other                                                                                4,518                2,090                   5,166                4,552
                                                                              -----------------    -----------------        ----------------    -----------------

  Net cash used in investing activities                                                (48,710)             (21,035)                (55,913)             (26,183)
                                                                              -----------------    -----------------        ----------------    -----------------

(Decrease) increase in cash and cash equivalents                                       (74,486)            (303,054)                275,205             (269,164)

Cash and cash equivalents - beginning of period                                      1,025,478              845,128                 675,787              811,238
                                                                              -----------------    -----------------        ----------------    -----------------

Cash and cash equivalents - end of period                                            $ 950,992            $ 542,074               $ 950,992            $ 542,074
                                                                              =================    =================        ================    =================

                                                                                                                                               Page 9 of 14

                                                                  Novell, Inc.
                                               Unaudited Non-GAAP Adjusted Earnings Information
                                                   (In thousands, except per share data)

                                                                           Fiscal Quarter Ended                               Fiscal Year-to-Date
                                                                 -----------------------------------------         -----------------------------------------
                                                                   Apr 30, 2007           Apr 30, 2006               Apr 30, 2007           Apr 30, 2006
                                                                 ------------------     ------------------         ------------------     ------------------
    GAAP diluted income (loss) available to common
      stockholders from continuing operations                               $ (110)               $ 1,900                  $ (12,069)               $ 3,817
                                                                 ------------------     ------------------         ------------------     ------------------

      Pre-tax adjustments:
       Operating expenses:
          Stock-based compensation expense                                   8,131                  7,660                     14,630                 21,162

       Other operating expenses (income):
          Restructuring expenses                                             4,523                      -                     11,874                 (1,000)
          Purchased in-process research and development                          -                  2,110                          -                  2,110
          Gain on sale of property, plant and equipment                          -                 (2,190)                         -                 (2,190)
          Litigation-related income                                              -                 (1,225)                      (543)                (1,225)
          Stock-based compensation review expenses (1)                       5,928                      -                     11,606                      -
                                                                 ------------------     ------------------         ------------------     ------------------
             Sub-total                                                      10,451                 (1,305)                    22,937                 (2,305)
                                                                 ------------------     ------------------         ------------------     ------------------

       Non-operating expenses (income):
          Gain on sale of venture capital partnership interests                  -                      -                     (3,591)                     -
          Net (gain) loss on impaired long-term investments                      -                    111                     (1,738)                   498
                                                                 ------------------     ------------------         ------------------     ------------------
             Sub-total                                                           -                    111                     (5,329)                   498
                                                                 ------------------     ------------------         ------------------     ------------------

       Total pre-tax adjustments                                            18,582                  6,466                     32,238                 19,355

       Income tax adjustments                                               (2,576)                (1,606)                    (1,317)                  (704)

       Diluted income (loss) adjustments:
          Allocation of earnings to preferred stockholders                       -                    (18)                         -                    (72)
                                                                 ------------------     ------------------         ------------------     ------------------

       Total net adjustments                                                16,006                  4,842                     30,921                 18,579

    Non-GAAP diluted income available to common
      stockholders from continuing operations                             $ 15,896                $ 6,742                   $ 18,852               $ 22,396
                                                                 ==================     ==================         ==================     ==================

    GAAP diluted income (loss) per common share
      from continuing operations                                           $ (0.00)                $ 0.00                    $ (0.03)                $ 0.01
          Adjustments detailed above                                          0.05                   0.02                       0.08                   0.05
                                                                 ------------------     ------------------         ------------------     ------------------

    Non-GAAP diluted income per common share
      from continuing operations                                            $ 0.05                 $ 0.02                     $ 0.05                 $ 0.06
                                                                 ==================     ==================         ==================     ==================

    GAAP diluted weighted average shares
      from continuing operations                                           346,492                385,320                    346,007                389,657

          Adjustments for assumed stock option exercises                     6,171                  3,707                      5,069                  3,745
                                                                 ------------------     ------------------         ------------------     ------------------

    Non-GAAP diluted weighted average shares                               352,663                389,027                    351,076                393,402
                                                                 ==================     ==================         ==================     ==================

    (1) Includes $1.8 million of stock-based compensation expense.

    Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                            Page 10 of 14

                                                                            Novell, Inc.
                                                        Consolidated Unaudited Condensed Statements of Operations
                                                               (In thousands, except per share data)

                                                                          Fiscal Year                                                              Trailing Four
                                                  Q2 2006%           2006          %       Q1 2007         %       Q2 2007         %        Quarters        %
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Net revenue:
  Software licenses                                 $ 40,063      17.2       $ 173,678     18.4       $ 38,351     17.1       $ 41,723      17.4      $ 171,587      18.2
  Maintenance, subscriptions and services            193,086      82.8         772,530     81.6        186,245     82.9        197,433      82.6        768,683      81.8
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Total net revenue                                    233,149     100.0         946,208    100.0        224,596    100.0        239,156     100.0        940,270     100.0
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Cost of revenue:
  Software licenses                                    4,041       1.7          18,161      1.9          4,227      1.9          4,260       1.8         18,063       1.9
  Maintenance, subscriptions and services             73,281      31.4         285,152     30.1         65,832     29.3         65,785      27.5        271,252      28.8
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Total cost of revenue                                 77,322      33.2         303,313     32.1         70,059     31.2         70,045      29.3        289,315      30.8
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Gross profit                                         155,827      66.8         642,895     67.9        154,537     68.8        169,111      70.7        650,955      69.2
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Operating expenses:
  Sales and marketing                                 89,453      38.4         355,029     37.5         90,329     40.2         88,447      37.0        356,637      37.9
  Product development                                 47,119      20.2         180,380     19.1         46,467     20.7         52,562      22.0        188,566      20.1
  General and administrative                          25,915      11.1         103,619     11.0         25,862     11.5         28,697      12.0        103,611      11.0
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Total operating expenses before other                162,487      69.7         639,028     67.5        162,658     72.4        169,706      71.0        648,814      69.0
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Income (loss) from operations before
  other operating expenses (income)                   (6,660)     (2.9)          3,867      0.4         (8,121)    (3.6)          (595)     (0.2)         2,141       0.2

Other operating expenses (income) (1)                 (1,305)     (0.6)         44,124      4.7         12,486      5.6         10,451       4.4         69,366       7.4
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Loss from operations                                  (5,355)     (2.3)        (40,257)    (4.3)       (20,607)    (9.2)       (11,046)     (4.6)       (67,225)     (7.1)
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Other income
  Investment income                                   15,351       6.6          77,391      8.2         24,294     10.8         20,669       8.6         92,610       9.8
  Other, net                                          (2,434)     (1.0)         (8,018)    (0.8)        (6,249)    (2.8)        (6,914)     (2.9)       (17,258)     (1.8)
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Other income, net                                     12,917       5.5          69,373      7.3         18,045      8.0         13,755       5.8         75,352       8.0
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Income (loss) from continuing operations,
  before income taxes                                  7,562       3.2          29,116      3.1         (2,562)    (1.1)         2,709       1.1          8,127       0.9

Income tax expense                                     5,607       2.4          22,642      2.4          9,397      4.2          2,819       1.2         17,648       1.9
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Income (loss) from continuing operations               1,955       0.8           6,474      0.7        (11,959)    (5.3)          (110)     (0.0)        (9,521)     (1.0)

Income (loss) from discontinued operations,
  before income taxes                                  3,279       1.4          14,640      1.5        (10,711)    (4.8)           574       0.2          1,610       0.2
Income tax expense (benefit) on
  discontinued operations                              1,892       0.8           1,561      0.2         (2,725)    (1.2)         2,656       1.1           (120)     (0.0)
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------
Income (loss) from discontinued operations             1,387       0.6          13,079      1.4         (7,986)    (3.6)        (2,082)     (0.9)         1,730       0.2
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Income (loss) before cumulative effect of a
  change in accounting principle                       3,342       1.4          19,553      2.1        (19,945)    (8.9)        (2,192)     (0.9)        (7,791)     (0.8)

Cumulative effect of a change in accounting principle      -         -            (897)    (0.1)             -        -              -         -           (897)     (0.1)
                                                -------------  --------   -------------  -------  -------------  -------  -------------  --------   ------------  --------

Net income (loss)                                    $ 3,342       1.4        $ 18,656      2.0      $ (19,945)    (8.9)      $ (2,192)     (0.9)      $ (8,688)     (0.9)
                                                =============  ========   =============  =======  =============  =======  =============  ========   ============  ========

Income (loss) available to common
stockholders - diluted:
  Continuing operations                              $ 1,900       0.8        $  6,260      0.7      $ (11,959)    (5.3)      $   (110)     (0.0)
                                                =============  ========   =============  =======  =============  =======  =============  ========
  Net income (loss)                                  $ 3,178       1.4        $ 18,220      1.9      $ (19,945)    (8.9)      $ (2,192)     (0.9)
                                                =============  ========   =============  =======  =============  =======  =============  ========

Income (loss) per share available
to common stockholders - diluted:
  Continuing operations                               $ 0.00                    $ 0.02                 $ (0.03)                $ (0.00)
  Net income (loss)                                   $ 0.01                    $ 0.05                 $ (0.06)                $ (0.01)

Weighted average shares - diluted                    385,320                   365,659                 345,522                 346,492

(1) See Page 9 of 14 for a detail of other operating expenses (income).

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                   Page 11 of 14

                                                                                      Novell, Inc.
                                                                        Consolidated Unaudited Condensed Segment Results
                                                                           (in thousands, except per share data)

                                                                                        Fiscal Quarter Ended April 30, 2007
                                    ------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                               Systems                 Identity
                                    Open Platform            and Resource            and Security                                     Business                Common
                                      Solutions      %        Management     %        Management     %        Workgroup      %       Consulting     %      Unallocated       Total         %
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Net revenue:
  Software licenses                      $    -        -         $ 7,650    18.1        $ 11,128    22.0       $ 22,945     21.2        $    -        -         $    -       $ 41,723     17.4
  Maintenance, subscriptions
    and services                         21,041     67.4          24,770    58.7          15,570    30.7         61,084     56.4             -        -              -        122,465     51.2
  Global services (1)                    10,189     32.6           9,773    23.2          23,964    47.3         24,273     22.4         6,769    100.0              -         74,968     31.3
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total net revenue                        31,230    100.0          42,193   100.0          50,662   100.0        108,302    100.0         6,769    100.0              -        239,156    100.0
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Cost of revenue:
  Software licenses                           -        -             836     2.0           2,115     4.2          1,283      1.2             -        -              -          4,234      1.8
  Maintenance, subscriptions
    and services                          2,154      6.9           2,708     6.4           2,960     5.8          3,416      3.2             -        -              -         11,238      4.7
  Global services                         8,729     28.0           4,610    10.9          22,272    44.0         12,552     11.6         5,473     80.9              -         53,636     22.4
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total cost of revenue                    10,883     34.8           8,154    19.3          27,347    54.0         17,251     15.9         5,473     80.9              -         69,108     28.9
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Gross profit                             20,347     65.2          34,039    80.7          23,315    46.0         91,051     84.1         1,296     19.1              -        170,048     71.1
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Operating expenses:
  Sales and marketing                         -        -               -       -               -       -              -        -             -        -         86,036         86,036     36.0
  Product development                    13,606     43.6           8,572    20.3          15,392    30.4         12,468     11.5             -        -              -         50,038     20.9
  General and administrative                  -        -               -       -               -       -              -        -             -        -         26,438         26,438     11.1
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Total operating expenses before other    13,606     43.6           8,572    20.3          15,392    30.4         12,468     11.5             -        -        112,474        162,512     68.0
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Stock-based compensation expense              -        -               -       -               -       -              -        -             -        -          8,131          8,131      3.4
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Income (loss) from operations before
  other operating expenses (income)    $  6,741     21.6        $ 25,467    60.4        $  7,923    15.6       $ 78,583     72.6       $ 1,296     19.1      $(120,605)       $  (595)    (0.2)
                                    ============  =======   =============  ======   =============  ======   ============  =======  ============   ======  =============   ============  =======

                                                                                        Fiscal Quarter Ended January 31, 2007
                                    ------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                               Systems                 Identity
                                    Open Platform            and Resource            and Security                                     Business                Common
                                      Solutions      %        Management     %        Management     %        Workgroup      %       Consulting     %      Unallocated       Total         %
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Net revenue:
  Software licenses                      $  194      0.8         $ 7,465    17.7        $ 11,407    24.0       $ 19,285     18.4        $    -        -         $    -       $ 38,351     17.1
  Maintenance, subscriptions
    and services                         17,193     72.7          24,697    58.4          16,021    33.6         61,195     58.4             -        -              -        119,106     53.0
  Global services (1)                     6,247     26.4          10,113    23.9          20,187    42.4         24,382     23.3         6,210    100.0              -         67,139     29.9
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total net revenue                        23,634    100.0          42,275   100.0          47,615   100.0        104,862    100.0         6,210    100.0              -        224,596    100.0
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Cost of revenue:
  Software licenses                          25      0.1             777     1.8           2,229     4.7          1,177      1.1             -        -              -          4,208      1.9
  Maintenance, subscriptions
    and services                          2,184      9.2           2,570     6.1           3,130     6.6          3,737      3.6             -        -              -         11,621      5.2
  Global services                         6,284     26.6           5,144    12.2          22,753    47.8         13,403     12.8         5,599     90.2              -         53,183     23.7
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total cost of revenue                     8,493     35.9           8,491    20.1          28,112    59.0         18,317     17.5         5,599     90.2              -         69,012     30.7
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Gross profit                             15,141     64.1          33,784    79.9          19,503    41.0         86,545     82.5           611      9.8              -        155,584     69.3
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Operating expenses:
  Sales and marketing                         -        -               -       -               -       -              -        -             -        -         88,469         88,469     39.4
  Product development                    11,814     50.0           6,953    16.4          14,347    30.1         11,202     10.7             -        -              -         44,316     19.7
  General and administrative                  -        -               -       -               -       -              -        -             -        -         24,421         24,421     10.9
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total operating expenses before other    11,814     50.0           6,953    16.4          14,347    30.1         11,202     10.7             -        -        112,890        157,206     70.0
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Stock-based compensation expense              -        -               -       -               -       -              -        -             -        -          6,499          6,499      2.7
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Income (loss) from operations before
  other operating expenses (income)    $  3,327     14.1        $ 26,831    63.5        $  5,156    10.8       $ 75,343     71.8       $   611      9.8      $(119,389)      $ (8,121)    (3.6)
                                    ============  =======   =============  ======   =============  ======   ============  =======  ============   ======  =============   ============  =======

                                                                                       Fiscal Quarter Ended April 30, 2006
                                    ------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                               Systems                 Identity
                                    Open Platform            and Resource            and Security                                     Business                Common
                                      Solutions      %        Management     %        Management     %        Workgroup      %       Consulting     %      Unallocated       Total         %
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Net revenue:
  Software licenses                      $   74      0.5         $ 7,105    16.3         $ 9,537    18.7       $ 23,347     20.4        $    -        -         $    -       $ 40,063     17.2
  Maintenance, subscriptions
    and services                         11,334     71.0          26,694    61.1          17,871    35.0         63,978     56.0             -        -              -        119,877     51.4
  Global services (1)                     4,548     28.5           9,865    22.6          23,634    46.3         26,930     23.6         8,232    100.0              -         73,209     31.4
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total net revenue                        15,956    100.0          43,664   100.0          51,042   100.0        114,255    100.0         8,232    100.0              -        233,149    100.0
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Cost of revenue:
  Software licenses                          16      0.1             626     1.4           1,719     3.4          1,573      1.4             -        -              -          3,934      1.7
  Maintenance, subscriptions
    and services                          2,289     14.3           2,353     5.4           3,220     6.3          4,313      3.8             -        -              -         12,175      5.2
  Global services                         4,976     31.2           5,044    11.6          25,888    50.7         17,697     15.5         6,685     81.2              -         60,290     25.9
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total cost of revenue                     7,281     45.6           8,023    18.4          30,827    60.4         23,583     20.6         6,685     81.2              -         76,399     32.8
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Gross profit                              8,675     54.4          35,641    81.6          20,215    39.6         90,672     79.4         1,547     18.8              -        156,750     67.2
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Operating expenses:
  Sales and marketing                         -        -               -       -               -       -              -        -             -        -         86,364         86,364     37.0
  Product development                    12,169     76.3           6,995    16.0          13,903    27.2         12,348     10.8             -        -              -         45,415     19.5
  General and administrative                  -        -               -       -               -       -              -        -             -        -         23,971         23,971     10.3
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------
Total operating expenses before other    12,169     76.3           6,995    16.0          13,903    27.2         12,348     10.8             -        -        110,335        155,750     66.8
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Stock-based compensation expense              -        -               -       -               -       -              -        -             -        -          7,660          7,660      3.2
                                    ------------  -------   -------------  ------   -------------  ------   ------------  -------  ------------   ------  -------------   ------------  -------

Income (loss) from operations before
  other operating expenses (income)    $ (3,494)   (21.9)       $ 28,646    65.6        $  6,312    12.4       $ 78,324     68.6       $ 1,547     18.8      $(117,995)      $ (6,660)    (2.9)
                                    ============  =======   =============  ======   =============  ======   ============  =======  ============   ======  =============   ============  =======

(1) Global services includes consulting, technical support and training services

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                                                                 Page 12 of 14

                                                                           Novell, Inc.
                                                            Unaudited Trended Segment and Region Revenue
                                                                         (In thousands)

                                                                                     Fiscal Year                                                                                                             Change from
Revenue by segment                                     Q2 2006%             2006               %           Q1 2007            %            Q2 2007            %               Q2 2007 to Q1 2007             Q2 2007 to Q2 2006
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ----------------------------   ----------------------------

  Open platform solutions
    Linux platform products                               $ 10,307         4.4            $ 45,296           4.8           $ 15,166        6.8             $ 18,889        7.9              $ 3,723         24.5          $ 8,582          83.3
    Other open platform products                             1,101         0.5               8,146           0.9              2,221        1.0                2,152        0.9                  (69)        (3.1)           1,051          95.5
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------
  Total open platform solutions                             11,408         4.9              53,442           5.6             17,387        7.7               21,041        8.8                3,654         21.0            9,633          84.4
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

  Systems and resource management                           33,799        14.5             134,579          14.2             32,162       14.3               32,420       13.6                  258          0.8           (1,379)         (4.1)
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

  Identity and security management
    Identity and access management                          22,347         9.6              97,721          10.3             23,864       10.6               23,471        9.8                 (393)        (1.6)           1,124           5.0
    Other identity and security management                   5,061         2.2              17,975           1.9              3,564        1.6                3,227        1.3                 (337)        (9.5)          (1,834)        (36.2)
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------
  Total identity and security management                    27,408        11.8             115,696          12.2             27,428       12.2               26,698       11.2                 (730)        (2.7)            (710)         (2.6)
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

  Workgroup
    Open Enterprise Server                                  45,719        19.6             181,695          19.2             43,207       19.2               43,180       18.1                  (27)        (0.1)          (2,539)         (5.6)
    NetWare and other NetWare-related                       11,566         5.0              47,779           5.0              7,036        3.1                6,251        2.6                 (785)       (11.2)          (5,315)        (46.0)
    Collaboration                                           22,830         9.8              96,176          10.2             22,266        9.9               23,503        9.8                1,237          5.6              673           2.9
    Other workgroup                                          7,210         3.1              23,594           2.5              7,971        3.5               11,095        4.6                3,124         39.2            3,885          53.9
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------
  Total workgroup                                           87,325        37.5             349,244          36.9             80,480       35.8               84,029       35.1                3,549          4.4           (3,296)         (3.8)
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

    Total software-related licenses and maintenance        159,940        68.6             652,961          69.0            157,457       70.1              164,188       68.7                6,731          4.3            4,248           2.7

  Global services                                           73,209        31.4             293,247          31.0             67,139       29.9               74,968       31.3                7,829         11.7            1,759           2.4
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

Total net revenue by segment                             $ 233,149       100.0           $ 946,208         100.0          $ 224,596      100.0            $ 239,156      100.0             $ 14,560          6.5          $ 6,007           2.6
                                                   ================   =========    ================    ==========  =================  =========    =================  =========      ===============  ===========   ==============   ===========

Revenue by region

  Americas                                               $ 129,344        55.5           $ 536,813          56.7          $ 126,220       56.2            $ 136,436       57.0             $ 10,216          8.1          $ 7,092           5.5
  EMEA                                                      81,003        34.7             324,528          34.3             79,627       35.5               82,718       34.6                3,091          3.9            1,715           2.1
  Asia Pacific                                              22,802         9.8              84,867           9.0             18,749        8.3               20,002        8.4                1,253          6.7           (2,800)        (12.3)
                                                   ----------------   ---------    ----------------    ----------  -----------------  ---------    -----------------  ---------      ---------------  -----------   --------------   -----------

Total net revenue by region                              $ 233,149       100.0           $ 946,208         100.0          $ 224,596      100.0            $ 239,156      100.0             $ 14,560          6.5          $ 6,007           2.6
                                                   ================   =========    ================    ==========  =================  =========    =================  =========      ===============  ===========   ==============   ===========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                                                    Page 13 of 14

                                                                                   Novell, Inc.
                                                Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                                  (In thousands)

                                                                               Fiscal Year                                                                                                      Change from
                                                  Q2 2006%             2006             %           Q1 2007           %           Q2 2007           %                Q2 2007 to Q1 2007          Q2 2007 to Q2 2006
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      ---------------------------------------------------------
  Open platform solutions
    Linux platform products
      Software licenses                               $     -          -             $     -          -            $     -          -            $     -          -             $     -            -          $     -            -
      Maintenance, subscriptions and services          10,307        4.4              45,296        4.8             15,166        6.8             18,889        7.9               3,723         24.5            8,582         83.3
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       10,307        4.4              45,296        4.8             15,166        6.8             18,889        7.9               3,723         24.5            8,582         83.3
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
    Other open platform products
      Software licenses                                    74        0.0                 605        0.1                194        0.1                  -          -                (194)      (100.0)             (74)      (100.0)
      Maintenance, subscriptions and services           1,027        0.4               7,541        0.8              2,027        0.9              2,152        0.9                 125          6.2            1,125        109.5
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                        1,101        0.5               8,146        0.9              2,221        1.0              2,152        0.9                 (69)        (3.1)           1,051         95.5
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
  Systems and resource management
      Software licenses                                 7,105        3.0              30,839        3.3              7,465        3.3              7,650        3.2                 185          2.5              545          7.7
      Maintenance, subscriptions and services          26,694       11.4             103,740       11.0             24,697       11.0             24,770       10.4                  73          0.3           (1,924)        (7.2)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       33,799       14.5             134,579       14.2             32,162       14.3             32,420       13.6                 258          0.8           (1,379)        (4.1)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
  Identity and security management
    Identity and access management
      Software licenses                                 7,781        3.3              40,760        4.3             10,460        4.7             10,186        4.3                (274)        (2.6)           2,405         30.9
      Maintenance, subscriptions and services          14,566        6.2              56,961        6.0             13,404        6.0             13,285        5.6                (119)        (0.9)          (1,281)        (8.8)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       22,347        9.6              97,721       10.3             23,864       10.6             23,471        9.8                (393)        (1.6)           1,124          5.0
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
    Other identity and security management
      Software licenses                                 1,756        0.8               5,430        0.6                947        0.4                942        0.4                  (5)        (0.5)            (814)       (46.4)
      Maintenance, subscriptions and services           3,305        1.4              12,545        1.3              2,617        1.2              2,285        1.0                (332)       (12.7)          (1,020)       (30.9)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                        5,061        2.2              17,975        1.9              3,564        1.6              3,227        1.3                (337)        (9.5)          (1,834)       (36.2)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
  Workgroup
    Open Enterprise Server
      Software licenses                                 9,225        4.0              39,269        4.2              8,317        3.7              9,022        3.8                 705          8.5             (203)        (2.2)
      Maintenance, subscriptions and services          36,494       15.7             142,426       15.1             34,890       15.5             34,158       14.3                (732)        (2.1)          (2,336)        (6.4)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       45,719       19.6             181,695       19.2             43,207       19.2             43,180       18.1                 (27)        (0.1)          (2,539)        (5.6)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
    NetWare and other NetWare-related
      Software licenses                                 5,876        2.5              24,108        2.5              5,024        2.2              4,951        2.1                 (73)        (1.5)            (925)       (15.7)
      Maintenance, subscriptions and services           5,690        2.4              23,671        2.5              2,012        0.9              1,300        0.5                (712)       (35.4)          (4,390)       (77.2)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       11,566        5.0              47,779        5.0              7,036        3.1              6,251        2.6                (785)       (11.2)          (5,315)       (46.0)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
    Collaboration
      Software licenses                                 4,543        1.9              23,585        2.5              5,242        2.3              6,389        2.7               1,147         21.9            1,846         40.6
      Maintenance, subscriptions and services          18,287        7.8              72,591        7.7             17,024        7.6             17,114        7.2                  90          0.5           (1,173)        (6.4)
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                       22,830        9.8              96,176       10.2             22,266        9.9             23,503        9.8               1,237          5.6              673          2.9
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
    Other workgroup
      Software licenses                                 3,703        1.6               9,082        1.0                702        0.3              2,583        1.1               1,881        267.9           (1,120)       (30.2)
      Maintenance, subscriptions and services           3,507        1.5              14,512        1.5              7,269        3.2              8,512        3.6               1,243         17.1            5,005        142.7
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                        7,210        3.1              23,594        2.5              7,971        3.5             11,095        4.6               3,124         39.2            3,885         53.9
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------

  Total software-related licenses and maintenance
      Software licenses                                40,063       17.2             173,678       18.4             38,351       17.1             41,723       17.4               3,372          8.8            1,660          4.1
      Maintenance, subscriptions and services         119,877       51.4             479,283       50.7            119,106       53.0            122,465       51.2               3,359          2.8            2,588          2.2
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------
                                                      159,940       68.6             652,961       69.0            157,457       70.1            164,188       68.7               6,731          4.3            4,248          2.7
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------

  Global services                                      73,209       31.4             293,247       31.0             67,139       29.9             74,968       31.3               7,829         11.7            1,759          2.4
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------

Total net revenue
    Software licenses                                  40,063       17.2             173,678       18.4             38,351       17.1             41,723       17.4               3,372          8.8            1,660          4.1
    Maintenance, subscriptions and services           193,086       82.8             772,530       81.6            186,245       82.9            197,433       82.6              11,188          6.0            4,347          2.3
                                              ----------------  ---------   -----------------  ---------   ----------------  ---------   ----------------  ---------      --------------   ----------   --------------  -----------

Total net revenue                                   $ 233,149      100.0           $ 946,208      100.0          $ 224,596      100.0          $ 239,156      100.0            $ 14,560          6.5          $ 6,007          2.6
                                              ================  =========   =================  =========   ================  =========   ================  =========      ==============   ==========   ==============  ===========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 14 of 14
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Workgroup

                              Open Enterprise Server

                                    > Open Enterprise Server

                              NetWare and Other NetWare-Related

                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise

                              Other Workgroup

                                    > BorderManager

                        Global Services

                              > IT Consulting Services
                              > Technical Support Services
                              > Training Services